EXHIBIT 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

December 31, 2010

(Unaudited)

Financial measures that exclude after-tax operating expense reduction initiatives*, after-tax net capital gains and losses and accumulated other comprehensive income (loss) are non-GAAP (Generally Accepted Accounting Principles in the United States) measures. To provide investors with a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax operating expense reduction initiatives* and after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because operating expense reduction initiatives* occur infrequently and capital gains and losses are not likely to occur in a stable pattern.

Return on average equity excluding after-tax operating expense reduction initiatives* and after-tax net capital gains and losses from net income and accumulated other comprehensive income (loss) from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both measures gives investors a broader understanding of return on equity. Measuring return on average equity without accumulated other comprehensive income (loss) excludes the effect of market value fluctuations of the Company’s fixed maturity securities associated with changes in interest rates and other market data. Management believes that measuring return on average equity without accumulated other comprehensive income (loss) is important to investors because the turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income (loss) are ultimately realized. Furthermore, for the purpose of calculating this ratio, management believes exclusion of accumulated other comprehensive income (loss) provides investors with a better measure of return.

Certain prior period amounts may have been reclassified to conform to the current period’s presentation.

*	Represents costs incurred in 2009 related to operating expense reduction initiatives.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (971) 321-6127

Fax: (971) 321-5037

Email: jeff.hallin@standard.com

Web site address: http://www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions – except share data)

CONSOLIDATED

						2010				2009
2006	2007	2008	2009	2010		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$282.4	$322.6	$366.4	$356.3	$313.8	Insurance Services	$72.2	$94.3	$68.7	$78.6	$85.1	$84.3	$100.9	$86.0
38.4	42.9	34.9	37.3	56.8	Asset Management	16.4	15.0	13.2	12.2	14.1	11.0	7.7	4.5
(11.1)	(23.8)	(160.2)	(77.9)	(87.8)	Other	(12.3)	(39.7)	(20.8)	(15.0)	(7.9)	(5.1)	(23.5)	(41.4)

309.7	341.7	241.1	315.7	282.8	Total income before income taxes	76.3	69.6	61.1	75.8	91.3	90.2	85.1	49.1

105.9	114.2	78.2	106.8	93.8	Income taxes	24.3	23.4	20.0	26.1	31.3	30.3	28.8	16.4

$203.8	$227.5	$162.9	$208.9	$189.0	Net income	$52.0	$46.2	$41.1	$49.7	$60.0	$59.9	$56.3	$32.7

					Net income per common share:
$3.77	$4.39	$3.33	$4.27	$4.04	Basic	$1.13	$0.99	$0.87	$1.05	$1.24	$1.22	$1.15	$0.67
3.73	4.35	3.30	4.26	4.02	Diluted	1.12	0.99	0.87	1.04	1.23	1.21	1.15	0.67

					Share data:
54,079,033	51,824,050	48,917,235	48,932,908	46,774,277	Basic weighted-average	46,034,985	46,443,127	47,235,079	47,402,609	48,561,426	49,163,415	49,045,188	48,963,496
54,688,114	52,344,950	49,292,240	49,044,543	47,006,228	Diluted weighted-average	46,352,440	46,607,410	47,510,976	47,679,206	48,779,100	49,325,574	49,096,913	49,013,181
53,592,178	49,155,131	48,989,074	47,744,524	46,159,387	At period end	46,159,387	46,028,626	46,959,126	47,344,740	47,744,524	49,176,753	49,157,311	48,986,261

$203.8	$227.5	$162.9	$208.9	$189.0	Net income	$52.0	$46.2	$41.1	$49.7	$60.0	$59.9	$56.3	$32.7
—	—	—	(12.0)	—	After-tax operating expense reduction initiatives*	—	—	—	—	(0.6)	(2.1)	(3.9)	(5.4)
1.2	(0.4)	(83.4)	(17.3)	(32.1)	After-tax net capital gains (losses)	(1.0)	(18.6)	(8.1)	(4.4)	0.7	2.2	(2.9)	(17.3)

$202.6	$227.9	$246.3	$238.2	$221.1	Net income excluding after-tax operating expense reduction initiatives* and after-tax net capital gains (losses)	$53.0	$64.8	$49.2	$54.1	$59.9	$59.8	$63.1	$55.4

$1.9	$(0.6)	$(128.8)	$(26.9)	$(51.6)	Net capital gains (losses)	$(2.1)	$(29.6)	$(12.9)	$(7.0)	$0.9	$3.4	$(4.5)	$(26.7)
0.7	(0.2)	(45.4)	(9.6)	(19.5)	Tax expense (benefit) on net capital gains (losses)	(1.1)	(11.0)	(4.8)	(2.6)	0.2	1.2	(1.6)	(9.4)

$1.2	$(0.4)	$(83.4)	$(17.3)	$(32.1)	After-tax net capital gains (losses)	$(1.0)	$(18.6)	$(8.1)	$(4.4)	$0.7	$2.2	$(2.9)	$(17.3)

					Diluted earnings per common share:
$3.73	$4.35	$3.30	$4.26	$4.02	Net income	$1.12	$0.99	$0.87	$1.04	$1.23	$1.21	$1.15	$0.67
—	—	—	(0.25)	—	After-tax operating expense reduction initiatives*	—	—	—	—	(0.01)	(0.04)	(0.08)	(0.11)
0.03	—	(1.70)	(0.35)	(0.68)	After-tax net capital gains (losses)	(0.02)	(0.40)	(0.17)	(0.09)	0.01	0.04	(0.06)	(0.35)

$3.70	$4.35	$5.00	$4.86	$4.70	Net income excluding after-tax operating expense reduction initiatives* and after-tax net capital gains (losses)	$1.14	$1.39	$1.04	$1.13	$1.23	$1.21	$1.29	$1.13

$1,464.5	$1,429.0	$1,380.3	$1,735.4	$1,912.1	Shareholders’ equity	$1,912.1	$2,001.6	$1,912.3	$1,803.6	$1,735.4	$1,801.4	$1,600.2	$1,413.6
(8.1)	16.8	(153.9)	71.4	160.9	Accumulated other comprehensive income (loss)	160.9	268.4	191.0	106.3	71.4	103.7	(35.9)	(157.5)

$1,472.6	$1,412.2	$1,534.2	$1,664.0	$1,751.2	Shareholders’ equity excluding accumulated other comprehensive income (loss)	$1,751.2	$1,733.2	$1,721.3	$1,697.3	$1,664.0	$1,697.7	$1,636.1	$1,571.1

14.2%	15.7%	11.6%	13.4%	10.4%	Net income return on average equity	10.6%	9.4%	8.8%	11.2%	13.6%	14.1%	14.9%	9.4%
14.4	15.8	11.1	13.1	11.1	Net income return on average equity (excluding accumulated other comprehensive income (loss))	11.9	10.7	9.6	11.8	14.3	14.4	14.0	8.4
14.3	15.8	16.7	14.9	12.9	Net income return on average equity (excluding after-tax operating expense reduction initiatives*, after-tax net capital gains (losses) and accumulated other comprehensive income (loss))	12.2	15.0	11.5	12.9	14.3	14.3	15.7	14.3

					Book value per common share:
$27.33	$29.07	$28.18	$36.35	$41.42	Including accumulated other comprehensive income (loss)	$41.42	$43.49	$40.72	$38.10	$36.35	$36.63	$32.55	$28.86
(0.15)	0.34	(3.14)	1.50	3.48	Accumulated other comprehensive income (loss)	3.48	5.84	4.06	2.25	1.50	2.11	(0.73)	(3.21)

$27.48	$28.73	$31.32	$34.85	$37.94	Excluding accumulated other comprehensive income (loss)	$37.94	$37.65	$36.66	$35.85	$34.85	$34.52	$33.28	$32.07

3,280	3,437	3,436	3,150	3,091	Number of employees	3,091	3,090	3,104	3,129	3,150	3,202	3,368	3,411

*	Represents costs incurred in 2009 related to operating expense reduction initiatives.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2010				2009
2006	2007	2008	2009	2010		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,935.0	$2,078.3	$2,140.2	$2,101.9	$2,097.7	Premiums	$524.5	$532.8	$532.9	$507.5	$510.9	$520.3	$525.7	$545.0
77.1	115.2	114.6	108.5	116.5	Administrative fees	29.8	29.1	29.3	28.3	29.5	27.7	27.1	24.2
478.9	516.3	541.0	586.5	602.5	Net investment income	158.0	152.7	141.9	149.9	147.4	150.2	145.4	143.5
					Net capital gains (losses):
—	(2.5)	(104.9)	(5.9)	(0.7)	Total other-than-temporary impairment losses on fixed maturity securities	—	(0.6)	(0.1)	—	(0.2)	(2.3)	(0.1)	(3.3)
1.9	1.9	(23.9)	(21.0)	(50.9)	All other net capital gains (losses)	(2.1)	(29.0)	(12.8)	(7.0)	1.1	5.7	(4.4)	(23.4)

1.9	(0.6)	(128.8)	(26.9)	(51.6)	Total net capital gains (losses)	(2.1)	(29.6)	(12.9)	(7.0)	0.9	3.4	(4.5)	(26.7)

2,492.9	2,709.2	2,667.0	2,770.0	2,765.1	Total revenues	710.2	685.0	691.2	678.7	688.7	701.6	693.7	686.0

					Benefits and expenses:
1,513.1	1,591.8	1,589.4	1,575.7	1,619.8	Benefits to policyholders	412.1	400.9	424.4	382.4	382.7	395.7	384.8	412.5
97.7	108.8	110.7	145.6	158.4	Interest credited	41.8	44.1	32.9	39.6	35.2	40.5	35.9	34.0
370.3	434.8	469.2	476.2	446.2	Operating expenses	111.4	108.5	111.5	114.8	117.4	110.2	122.4	126.2
183.6	198.0	227.6	202.0	206.1	Commissions and bonuses	51.5	51.5	48.2	54.9	48.1	50.5	48.8	54.6
34.6	36.4	37.3	34.2	34.7	Premium taxes	8.6	8.4	8.6	9.1	8.3	8.5	9.1	8.3
17.9	30.7	39.2	39.2	38.9	Interest expense	9.7	9.7	9.8	9.7	9.8	9.7	9.8	9.9
(78.5)	(86.2)	(115.3)	(93.9)	(92.9)	Deferral of acquisition costs	(21.1)	(24.8)	(21.8)	(25.2)	(22.0)	(23.4)	(22.4)	(26.1)
44.5	53.2	67.8	75.3	71.1	Amortization of deferred acquisition costs, value of business acquired and intangibles	19.9	17.1	16.5	17.6	17.9	19.7	20.2	17.5

2,183.2	2,367.5	2,425.9	2,454.3	2,482.3	Total benefits and expenses	633.9	615.4	630.1	602.9	597.4	611.4	608.6	636.9

309.7	341.7	241.1	315.7	282.8	Income before income taxes	76.3	69.6	61.1	75.8	91.3	90.2	85.1	49.1

105.9	114.2	78.2	106.8	93.8	Income taxes	24.3	23.4	20.0	26.1	31.3	30.3	28.8	16.4

203.8	227.5	162.9	208.9	189.0	Net income	52.0	46.2	41.1	49.7	60.0	59.9	56.3	32.7

					Other comprehensive income (loss), net of tax:
					Unrealized gains (losses) on securities:
(41.7)	25.0	(206.0)	210.8	100.5	Unrealized capital gains (losses) on securities available-for-sale, net	(103.8)	78.4	86.8	39.1	(40.0)	143.2	124.3	(16.7)
(1.7)	(2.0)	80.3	3.5	(9.6)	Reclassification adjustment for net capital (gains) losses included in net income, net	(2.1)	(1.9)	(3.0)	(2.6)	(5.8)	(4.6)	(2.0)	15.9
					Employee benefit plans:
—	0.3	(45.9)	8.4	(5.0)	Prior service credit (cost) and net gains (losses) arising during the period, net	(2.5)	—	—	(2.5)	12.3	—	—	(3.9)
—	1.6	0.9	4.9	3.6	Reclassification adjustment for amortization to net periodic pension cost, net	0.9	0.9	0.9	0.9	1.2	1.0	1.6	1.1

(43.4)	24.9	(170.7)	227.6	89.5	Total	(107.5)	77.4	84.7	34.9	(32.3)	139.6	123.9	(3.6)

$160.4	$252.4	$(7.8)	$436.5	$278.5	Comprehensive income (loss)	$(55.5)	$123.6	$125.8	$84.6	$27.7	$199.5	$180.2	$29.1

					Statutory data - insurance subsidiaries:
$271.1	$309.3	$341.6	$375.0	$317.4	Net gain from operations before federal income taxes and realized capital gains (losses)	$75.9	$90.1	$70.2	$81.2	$98.6	$88.9	$105.3	$82.2
172.8	197.2	235.0	251.4	202.4	Net gain from operations after federal income taxes and before realized capital gains (losses)	45.5	51.2	54.3	51.4	68.1	59.1	66.2	58.0
967.5	1,047.8	1,154.6	1,243.2	1,226.8	Capital and surplus	1,226.8	1,213.2	1,204.6	1,239.6	1,243.2	1,205.5	1,172.7	1,169.0
96.6	102.2	78.8	89.7	95.6	Asset valuation reserve	95.6	99.2	93.0	94.9	89.7	83.7	88.6	80.0

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2010				2009
2006	2007	2008	2009	2010		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$1,927.4	$2,063.6	$2,109.1	$2,067.2	$2,056.2	Insurance Services	$512.0	$514.2	$523.6	$506.4	$506.2	$501.9	$516.2	$542.9
7.6	14.7	31.1	34.7	41.5	Asset Management	12.5	18.6	9.3	1.1	4.7	18.4	9.5	2.1

1,935.0	2,078.3	2,140.2	2,101.9	2,097.7	Total premiums	524.5	532.8	532.9	507.5	510.9	520.3	525.7	545.0

					Administrative fees:
8.7	8.4	9.2	8.3	9.6	Insurance Services	2.7	2.6	2.3	2.0	2.2	2.1	2.0	2.0
78.3	118.7	118.3	114.1	121.5	Asset Management	30.7	30.3	30.6	29.9	30.9	29.1	28.6	25.5
(9.9)	(11.9)	(12.9)	(13.9)	(14.6)	Other	(3.6)	(3.8)	(3.6)	(3.6)	(3.6)	(3.5)	(3.5)	(3.3)

77.1	115.2	114.6	108.5	116.5	Total administrative fees	29.8	29.1	29.3	28.3	29.5	27.7	27.1	24.2

					Net investment income:
313.4	325.8	337.5	335.1	338.9	Insurance Services	86.4	84.8	83.7	84.0	83.1	84.5	84.6	82.9
151.3	170.2	183.8	234.0	251.0	Asset Management	69.8	65.9	54.0	61.3	59.5	61.9	58.1	54.5
14.2	20.3	19.7	17.4	12.6	Other	1.8	2.0	4.2	4.6	4.8	3.8	2.7	6.1

478.9	516.3	541.0	586.5	602.5	Total net investment income	158.0	152.7	141.9	149.9	147.4	150.2	145.4	143.5

1.9	(0.6)	(128.8)	(26.9)	(51.6)	Net capital gains (losses)	(2.1)	(29.6)	(12.9)	(7.0)	0.9	3.4	(4.5)	(26.7)

2,492.9	2,709.2	2,667.0	2,770.0	2,765.1	Total revenues	710.2	685.0	691.2	678.7	688.7	701.6	693.7	686.0

					Benefits and expenses:
1,967.1	2,075.2	2,089.4	2,054.3	2,090.9	Insurance Services	528.9	507.3	540.9	513.8	506.4	504.2	501.9	541.8
198.8	260.7	298.3	345.5	357.2	Asset Management	96.6	99.8	80.7	80.1	81.0	98.4	88.5	77.6
17.3	31.6	38.2	54.5	34.2	Other	8.4	8.3	8.5	9.0	10.0	8.8	18.2	17.5

2,183.2	2,367.5	2,425.9	2,454.3	2,482.3	Total benefits and expenses	633.9	615.4	630.1	602.9	597.4	611.4	608.6	636.9

					Income (loss) before income taxes:
282.4	322.6	366.4	356.3	313.8	Insurance Services	72.2	94.3	68.7	78.6	85.1	84.3	100.9	86.0
38.4	42.9	34.9	37.3	56.8	Asset Management	16.4	15.0	13.2	12.2	14.1	11.0	7.7	4.5
(11.1)	(23.8)	(160.2)	(77.9)	(87.8)	Other	(12.3)	(39.7)	(20.8)	(15.0)	(7.9)	(5.1)	(23.5)	(41.4)

309.7	341.7	241.1	315.7	282.8	Total income before income taxes	76.3	69.6	61.1	75.8	91.3	90.2	85.1	49.1
105.9	114.2	78.2	106.8	93.8	Income taxes	24.3	23.4	20.0	26.1	31.3	30.3	28.8	16.4

$203.8	$227.5	$162.9	$208.9	$189.0	Net income	$52.0	$46.2	$41.1	$49.7	$60.0	$59.9	$56.3	$32.7

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2010				2009
2006	2007	2008	2009	2010		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,927.4	$2,063.6	$2,109.1	$2,067.2	$2,056.2	Premiums	$512.0	$514.2	$523.6	$506.4	$506.2	$501.9	$516.2	$542.9
8.7	8.4	9.2	8.3	9.6	Administrative fees	2.7	2.6	2.3	2.0	2.2	2.1	2.0	2.0
313.4	325.8	337.5	335.1	338.9	Net investment income	86.4	84.8	83.7	84.0	83.1	84.5	84.6	82.9

2,249.5	2,397.8	2,455.8	2,410.6	2,404.7	Total revenues	601.1	601.6	609.6	592.4	591.5	588.5	602.8	627.8

					Benefits and expenses:
1,497.1	1,569.4	1,549.7	1,530.3	1,566.4	Benefits to policyholders	397.0	379.6	411.7	378.1	375.2	374.7	372.7	407.7
13.3	16.1	10.8	4.7	4.8	Interest credited	1.0	1.4	1.3	1.1	0.8	1.1	0.9	1.9
291.8	313.2	338.4	333.9	331.8	Operating expenses	82.9	81.1	82.6	85.2	86.2	80.2	81.8	85.7
155.5	167.5	175.8	169.8	175.7	Commissions and bonuses	43.3	44.0	40.0	48.4	40.6	43.0	40.4	45.8
34.6	36.4	37.3	34.2	34.5	Premium taxes	8.5	8.5	8.4	9.1	8.3	8.5	9.1	8.3
(62.4)	(70.6)	(75.2)	(73.1)	(76.2)	Deferral of acquisition costs	(16.9)	(20.5)	(16.4)	(22.4)	(17.5)	(18.6)	(16.4)	(20.6)
37.2	43.2	52.6	54.5	53.9	Amortization of deferred acquisition costs, value of business acquired and intangibles	13.1	13.2	13.3	14.3	12.8	15.3	13.4	13.0

1,967.1	2,075.2	2,089.4	2,054.3	2,090.9	Total benefits and expenses	528.9	507.3	540.9	513.8	506.4	504.2	501.9	541.8

$282.4	$322.6	$366.4	$356.3	$313.8	Income before income taxes	$72.2	$94.3	$68.7	$78.6	$85.1	$84.3	$100.9	$86.0

					Benefit ratio (including interest credited):
67.1%	66.1%	63.5%	63.7%	65.3%	% of total revenues	66.2%	63.3%	67.7%	64.0%	63.6%	63.9%	62.0%	65.2%
78.4	76.8	74.0	74.3	76.4	% of total premiums	77.7	74.1	78.9	74.9	74.3	74.9	72.4	75.4

					Statistics (% of total premiums):
15.1%	15.2%	16.0%	16.2%	16.1%	Operating expenses	16.2%	15.8%	15.8%	16.8%	17.0%	16.0%	15.8%	15.8%
14.7	15.6	17.4	17.2	15.3	Income before income taxes	14.1	18.3	13.1	15.5	16.8	16.8	19.5	15.8

STANCORP FINANCIAL GROUP, INC.

Insurance Services Segment Statistics

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2010				2009
2006	2007	2008	2009	2010		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Group Insurance:
					Premiums:
$735.0	$807.2	$850.3	$819.6	$835.7	Life and AD&D	$210.2	$210.9	$209.6	$205.0	$199.1	$202.3	$206.6	$211.6
809.9	869.8	862.9	825.6	799.9	LTD	200.6	200.6	197.9	200.8	203.9	203.0	205.9	212.8
211.1	219.5	215.5	205.7	203.7	STD	51.6	50.8	50.6	50.7	48.7	51.4	51.8	53.8
72.9	70.8	75.8	79.5	81.5	Other	20.4	20.3	20.5	20.3	19.9	19.9	20.1	19.6
(22.6)	(37.2)	(44.6)	(40.2)	(27.9)	Experience rated refunds	(11.7)	(9.9)	4.6	(10.9)	(6.5)	(14.0)	(7.2)	(12.5)

$1,806.3	$1,930.1	$1,959.9	$1,890.2	$1,892.9	Total premiums	$471.1	$472.7	$483.2	$465.9	$465.1	$462.6	$477.2	$485.3

					Benefit ratio (including interest credited):
68.0%	67.4%	63.9%	64.7%	66.8%	% of total revenues	66.7%	65.3%	69.5%	65.8%	62.7%	65.8%	64.2%	65.9%
78.3	77.4	73.6	74.7	77.2	% of total premiums	77.4	75.5	79.9	76.1	72.5	76.3	74.2	75.8

					Statistics (% of total premiums):
14.9%	15.1%	16.1%	16.3%	16.2%	Operating expenses	16.2%	15.8%	15.8%	16.9%	17.2%	16.0%	15.8%	16.4%
14.2	14.5	17.2	16.4	14.0	Income before income taxes	14.2	16.4	11.7	14.0	18.0	15.4	17.4	15.0

					Sales (annualized new premiums) reported at contract effective date:
$138.0	$181.4	$134.8	$124.8	$156.9	Life and AD&D	$35.0	$24.9	$23.5	$73.5	$40.1	$22.7	$14.6	$47.4
114.1	168.7	93.5	95.3	103.1	LTD	22.2	23.4	10.8	46.7	36.8	21.3	11.9	25.3
42.1	34.2	33.5	35.6	45.1	STD	11.1	7.1	4.6	22.3	9.5	9.1	2.9	14.1
23.6	24.5	30.7	32.1	25.5	Other	4.8	4.3	3.7	12.7	6.6	6.6	5.6	13.3

$317.8	$408.8	$292.5	$287.8	$330.6	Total sales	$73.1	$59.7	$42.6	$155.2	$93.0	$59.7	$35.0	$100.1

					Persistency (% of premiums):
89.0%	89.9%	83.3%	84.4%	89.8%	Life and AD&D
88.9	87.5	83.4	85.6	89.1	LTD
87.4	82.9	81.0	77.8	87.9	STD
76.0	74.3	79.0	77.2	78.3	Other

88.1%	87.4%	82.9%	83.8%	88.7%	Total persistency

					Individual Disability:
$121.1	$133.5	$149.2	$177.0	$163.3	Premiums:	$40.9	$41.5	$40.4	$40.5	$41.1	$39.3	$39.0	$57.6

					Benefit ratio:
56.9%	50.6%	59.2%	54.1%	50.5%	% of total revenues	61.7%	44.0%	49.8%	46.4%	72.2%	44.2%	37.8%	59.6%
79.4	69.3	78.7	69.3	66.8	% of total premiums	81.9	58.1	66.1	61.2	94.2	58.3	50.0	72.2

					Statistics (% of premiums):
19.4%	16.6%	15.7%	14.2%	15.7%	Operating expenses	15.6%	15.4%	15.8%	15.8%	15.3%	15.8%	16.4%	10.8%
21.6	32.2	19.6	25.7	29.3	Income before income taxes	13.0	40.5	30.4	33.3	2.9	33.6	45.9	22.9

$21.5	$23.9	$26.4	$23.0	$21.1	Disability sales	$5.3	$6.7	$4.8	$4.3	$5.6	$6.0	$5.6	$5.8

95.1%	95.0%	94.7%	92.9%	94.8%	Disability persistency (% of premiums)

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

ASSET MANAGEMENT SEGMENT

						2010				2009
2006	2007	2008	2009	2010		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$7.6	$14.7	$31.1	$34.7	$41.5	Premiums	$12.5	$18.6	$9.3	$1.1	$4.7	$18.4	$9.5	$2.1
78.3	118.7	118.3	114.1	121.5	Administrative fees	30.7	30.3	30.6	29.9	30.9	29.1	28.6	25.5
151.3	170.2	183.8	234.0	251.0	Net investment income	69.8	65.9	54.0	61.3	59.5	61.9	58.1	54.5

237.2	303.6	333.2	382.8	414.0	Total revenues	113.0	114.8	93.9	92.3	95.1	109.4	96.2	82.1

					Benefits and expenses:
16.0	22.4	39.7	45.4	53.4	Benefits to policyholders	15.1	21.3	12.7	4.3	7.5	21.0	12.1	4.8
84.4	92.7	99.9	140.9	153.6	Interest credited	40.8	42.7	31.6	38.5	34.4	39.4	35.0	32.1
78.6	120.2	131.4	126.9	119.0	Operating expenses	29.8	28.8	30.1	30.3	31.0	30.9	32.1	32.9
28.1	30.5	51.8	32.2	30.4	Commissions and bonuses	8.2	7.5	8.2	6.5	7.5	7.5	8.4	8.8
—	—	—	—	0.2	Premium taxes	0.1	(0.1)	0.2	—	—	—	—	—
0.5	0.5	0.4	0.1	0.1	Interest expense	—	—	0.1	—	—	—	0.1	—
(16.1)	(15.6)	(40.1)	(20.8)	(16.7)	Deferral of acquisition costs	(4.2)	(4.3)	(5.4)	(2.8)	(4.5)	(4.8)	(6.0)	(5.5)
7.3	10.0	15.2	20.8	17.2	Amortization of deferred acquisition costs, value of business acquired and intangibles	6.8	3.9	3.2	3.3	5.1	4.4	6.8	4.5

198.8	260.7	298.3	345.5	357.2	Total benefits and expenses	96.6	99.8	80.7	80.1	81.0	98.4	88.5	77.6

$38.4	$42.9	$34.9	$37.3	$56.8	Income before income taxes	$16.4	$15.0	$13.2	$12.2	$14.1	$11.0	$7.7	$4.5

					Assets under administration:
$16,240.0	$18,725.6	$14,467.3	$15,780.3	$15,281.7	Retirement Plans *	$15,281.7	$14,695.0	$13,838.0	$15,521.0	$15,780.3	$16,382.3	$15,030.3	$13,766.3
1,234.9	1,295.9	2,056.6	2,390.9	2,684.2	Individual Annuities	2,684.2	2,610.1	2,524.8	2,430.3	2,390.9	2,324.3	2,237.6	2,132.7
1,407.0	1,899.4	2,526.2	2,588.8	2,697.3	Mortgage loans for other investors	2,697.3	2,645.2	2,608.9	2,605.3	2,588.8	2,538.3	2,539.0	2,527.7
137.5	447.3	644.7	1,093.9	1,224.5	Private client wealth management	1,224.5	1,179.7	1,021.5	1,081.1	1,093.9	691.7	631.5	605.7

$19,019.4	$22,368.2	$19,694.8	$21,853.9	$21,887.7	Total assets under administration	$21,887.7	$21,130.0	$19,993.2	$21,637.7	$21,853.9	$21,936.6	$20,438.4	$19,032.4

					Annualized operating expenses:
					(% of average assets under administration)
0.59%	0.56%	0.62%	0.65%	0.57%	Retirement Plans *	0.60%	0.60%	0.62%	0.57%	0.59%	0.61%	0.69%	0.72%

					Interest credited:
					(% of investment income)
54.5%	54.9%	57.0%	57.5%	56.5%	Retirement Plans	54.9%	57.1%	57.2%	56.9%	57.6%	56.9%	57.7%	57.7%
64.4	67.0	64.2	68.4	69.0	Individual Annuities	63.5	75.6	63.5	73.2	62.8	73.4	71.1	66.1

$214.2	$210.7	$895.4	$398.8	$363.8	Individual Annuity sales	$94.2	$95.7	$118.2	$55.7	$80.9	$93.2	$120.2	$104.5

$942.8	$1,447.3	$1,373.8	$718.5	$887.5	Commercial mortgage loans originated	$215.8	$330.4	$200.7	$140.6	$156.3	$98.7	$283.2	$180.3

*	Includes the July 2006 acquisition of Invesmart, Inc. and the July 2007 acquisition of DPA, Inc.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2010				2009
2006	2007	2008	2009	2010		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$(9.9)	$(11.9)	$(12.9)	$(13.9)	$(14.6)	Administrative fees	$(3.6)	$(3.8)	$(3.6)	$(3.6)	$(3.6)	$(3.5)	$(3.5)	$(3.3)
14.2	20.3	19.7	17.4	12.6	Net investment income	1.8	2.0	4.2	4.6	4.8	3.8	2.7	6.1
					Net capital gains (losses):
—	(2.5)	(104.9)	(5.9)	(0.7)	Total other-than-temporary impairment losses on fixed maturity securities	—	(0.6)	(0.1)	—	(0.2)	(2.3)	(0.1)	(3.3)
1.9	1.9	(23.9)	(21.0)	(50.9)	All other net capital gains (losses)	(2.1)	(29.0)	(12.8)	(7.0)	1.1	5.7	(4.4)	(23.4)

1.9	(0.6)	(128.8)	(26.9)	(51.6)	Total net capital gains (losses)	(2.1)	(29.6)	(12.9)	(7.0)	0.9	3.4	(4.5)	(26.7)

6.2	7.8	(122.0)	(23.4)	(53.6)	Total revenues	(3.9)	(31.4)	(12.3)	(6.0)	2.1	3.7	(5.3)	(23.9)

					Benefits and expenses:
(0.1)	1.4	(0.6)	15.4	(4.6)	Operating expenses	(1.3)	(1.4)	(1.2)	(0.7)	0.2	(0.9)	8.5	7.6
17.4	30.2	38.8	39.1	38.8	Interest expense	9.7	9.7	9.7	9.7	9.8	9.7	9.7	9.9

17.3	31.6	38.2	54.5	34.2	Total benefits and expenses	8.4	8.3	8.5	9.0	10.0	8.8	18.2	17.5

$(11.1)	$(23.8)	$(160.2)	$(77.9)	$(87.8)	Loss before income taxes	$(12.3)	$(39.7)	$(20.8)	$(15.0)	$(7.9)	$(5.1)	$(23.5)	$(41.4)

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2010				2009
2006	2007	2008	2009	2010		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS

					Investments:
$4,786.0	$4,997.1	$5,200.3	$6,167.3	$6,419.1	Fixed maturity securities – available-for-sale	$6,419.1	$6,509.2	$6,367.5	$6,292.2	$6,167.3	$6,036.4	$5,716.7	$5,449.9
—	4.5	1.4	1.1	—	Short-term investments	—	0.7	0.8	1.0	1.1	1.2	1.2	1.3
3,316.0	3,657.7	4,083.6	4,284.8	4,513.6	Commercial mortgage loans, net	4,513.6	4,468.0	4,313.7	4,304.5	4,284.8	4,313.8	4,297.2	4,137.9
89.9	71.8	81.3	113.5	210.6	Real estate, net	210.6	209.5	205.3	113.3	113.5	91.1	87.3	83.2
4.0	3.9	3.4	3.1	3.3	Policy loans	3.3	3.2	3.1	3.1	3.1	3.3	3.2	3.4

8,195.9	8,735.0	9,370.0	10,569.8	11,146.6	Total investments	11,146.6	11,190.6	10,890.4	10,714.1	10,569.8	10,445.8	10,105.6	9,675.7
56.0	205.8	280.5	108.3	152.0	Cash and cash equivalents	152.0	141.4	162.8	99.3	108.3	205.9	125.9	177.8
99.2	106.8	101.9	104.4	101.9	Premiums and other receivables	101.9	118.8	110.9	101.7	104.4	109.3	104.5	96.8
89.5	93.1	103.1	108.8	110.8	Accrued investment income	110.8	114.0	109.7	114.9	108.8	112.9	106.9	113.9
913.6	929.6	944.0	935.0	938.3	Amounts recoverable from reinsurers	938.3	939.6	935.0	936.7	935.0	931.6	931.4	953.0
309.2	288.8	334.5	338.8	357.1	Deferred acquisition costs, value of business acquired and intangibles, net	357.1	344.9	345.7	344.4	338.8	335.4	349.1	344.5
33.5	36.0	36.0	36.0	36.0	Goodwill, net	36.0	36.0	36.0	36.0	36.0	36.0	36.0	36.0
84.6	126.9	136.1	127.2	111.5	Property and equipment, net	111.5	116.3	119.3	122.6	127.2	128.8	130.4	133.1
—	—	75.1	—	—	Deferred tax assets, net	—	—	—	—	—	—	25.3	70.0
24.6	74.5	98.1	66.7	101.7	Other assets	101.7	75.8	43.9	37.2	66.7	63.1	78.9	65.2
3,832.5	4,386.4	3,075.9	4,174.5	4,787.4	Separate account assets	4,787.4	4,398.7	3,976.1	4,393.5	4,174.5	3,990.6	3,415.2	2,902.0

$13,638.6	$14,982.9	$14,555.2	$16,569.5	$17,843.3	Total assets	$17,843.3	$17,476.1	$16,729.8	$16,900.4	$16,569.5	$16,359.4	$15,409.2	$14,568.0

					LIABILITIES AND SHAREHOLDERS’ EQUITY

					Liabilities:
$4,927.6	$5,158.7	$5,285.9	$5,368.7	$5,502.3	Future policy benefits and claims	$5,502.3	$5,463.9	$5,423.5	$5,369.0	$5,368.7	$5,328.5	$5,298.1	$5,297.1
2,937.8	3,153.8	3,944.1	4,337.1	4,627.8	Other policyholder funds	4,627.8	4,547.7	4,470.6	4,388.0	4,337.1	4,256.4	4,200.9	4,077.7
22.9	15.6	—	30.0	58.3	Deferred tax liabilities, net	58.3	121.9	96.0	55.8	30.0	49.2	—	—
2.4	4.0	3.7	2.9	2.2	Short-term debt	2.2	2.5	2.8	2.8	2.9	9.0	3.3	3.6
261.1	562.6	561.5	553.2	551.9	Long-term debt	551.9	552.3	552.7	552.9	553.2	553.5	559.9	560.7
189.8	272.8	303.8	367.7	401.3	Other liabilities	401.3	387.5	295.8	334.8	367.7	370.8	331.6	313.3
3,832.5	4,386.4	3,075.9	4,174.5	4,787.4	Separate account liabilities	4,787.4	4,398.7	3,976.1	4,393.5	4,174.5	3,990.6	3,415.2	2,902.0

12,174.1	13,553.9	13,174.9	14,834.1	15,931.2	Total liabilities	15,931.2	15,474.5	14,817.5	15,096.8	14,834.1	14,558.0	13,809.0	13,154.4

					Shareholders’ equity:
479.9	267.1	262.9	220.4	158.2	Common stock	158.2	152.6	186.9	204.0	220.4	275.2	273.5	267.1
(8.1)	16.8	(153.9)	71.4	160.9	Accumulated other comprehensive income (loss)	160.9	268.4	191.0	106.3	71.4	103.7	(35.9)	(157.5)
992.7	1,145.1	1,271.3	1,443.6	1,593.0	Retained earnings	1,593.0	1,580.6	1,534.4	1,493.3	1,443.6	1,422.5	1,362.6	1,304.0

1,464.5	1,429.0	1,380.3	1,735.4	1,912.1	Total shareholders’ equity	1,912.1	2,001.6	1,912.3	1,803.6	1,735.4	1,801.4	1,600.2	1,413.6

$13,638.6	$14,982.9	$14,555.2	$16,569.5	$17,843.3	Total liabilities and shareholders’ equity	$17,843.3	$17,476.1	$16,729.8	$16,900.4	$16,569.5	$16,359.4	$15,409.2	$14,568.0

STANCORP FINANCIAL GROUP, INC.

Invested Assets Statistics

(Dollars in millions)

CONSOLIDATED

						2010				2009
2006	2007	2008	2009	2010		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
					Fixed maturity securities – available-for-sale:
$4,205.0	$4,390.8	$4,547.1	$5,367.1	$5,620.7	Public	$5,620.7	$5,688.1	$5,523.5	$5,467.7	$5,367.1	$5,288.8	$5,033.5	$4,798.0
581.0	606.3	653.2	800.2	798.4	Private	798.4	821.1	844.0	824.5	800.2	747.6	683.2	651.9

4,786.0	4,997.1	5,200.3	6,167.3	6,419.1	Total fixed maturity securities – available-for-sale	6,419.1	6,509.2	6,367.5	6,292.2	6,167.3	6,036.4	5,716.7	5,449.9
—	4.5	1.4	1.1	—	Short-term investments	—	0.7	0.8	1.0	1.1	1.2	1.2	1.3
3,316.0	3,657.7	4,083.6	4,284.8	4,513.6	Commercial mortgage loans, net	4,513.6	4,468.0	4,313.7	4,304.5	4,284.8	4,313.8	4,297.2	4,137.9
89.9	71.8	81.3	113.5	210.6	Real estate, net	210.6	209.5	205.3	113.3	113.5	91.1	87.3	83.2
4.0	3.9	3.4	3.1	3.3	Policy loans	3.3	3.2	3.1	3.1	3.1	3.3	3.2	3.4

$8,195.9	$8,735.0	$9,370.0	$10,569.8	$11,146.6	Total investments	$11,146.6	$11,190.6	$10,890.4	$10,714.1	$10,569.8	$10,445.8	$10,105.6	$9,675.7

					Percent of investments:
58.4%	57.2%	55.5%	58.3%	57.6%	Fixed maturity securities – available-for-sale	57.6%	58.2%	58.5%	58.7%	58.3%	57.8%	56.6%	56.3%
—	0.1	—	—	—	Short-term investments	—	—	—	—	—	—	—	—
40.4	41.9	43.6	40.5	40.5	Commercial mortgage loans, net	40.5	39.9	39.6	40.2	40.5	41.3	42.5	42.8
1.1	0.8	0.9	1.2	1.9	Real estate, net	1.9	1.9	1.9	1.1	1.2	0.9	0.9	0.9
0.1	—	—	—	—	Other	—	—	—	—	—	—	—	—

					Fixed maturity securities – available-for-sale:
100.6%	101.3%	97.6%	104.2%	106.7%	Market value as a % of amortized cost	106.7%	109.6%	107.3%	105.2%	104.2%	105.2%	101.1%	97.7%

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED

						2010				2009
2006	2007	2008	2009	2010		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
5.57%	5.57%	5.63%	5.46%	5.31%	Fixed maturity securities – available-for-sale	5.31%	5.35%	5.38%	5.40%	5.46%	5.52%	5.59%	5.61%
6.40	6.36	6.39	6.46	6.45	Commercial mortgage loans, net	6.45	6.46	6.47	6.47	6.46	6.44	6.42	6.38

					Fixed maturity securities – available-for-sale:
					Quality rating (as % of fixed maturities):
74.1%	72.5%	71.5%	69.8%	71.5%	A or higher	71.5%	71.4%	71.5%	70.4%	69.8%	67.4%	67.4%	69.7%
22.3	23.4	23.6	24.8	23.3	BBB/Baa	23.3	23.4	23.2	24.1	24.8	26.7	27.0	25.4
2.0	2.4	2.8	3.5	3.4	BB/Ba	3.4	3.4	3.6	3.6	3.5	3.7	3.6	2.9
1.6	1.7	2.1	1.9	1.8	B or lower	1.8	1.8	1.7	1.9	1.9	2.2	2.0	2.0

					Commercial mortgage loan statistics:
					Sixty-day delinquencies:
$2.9	$1.9	$7.8	$17.3	$19.6	Book value	$19.6	$19.0	$17.8	$19.0	$17.3	$17.4	$18.1	$9.6
0.09%	0.05%	0.19%	0.40%	0.43%	Rates - overall %	0.43%	0.42%	0.41%	0.44%	0.40%	0.40%	0.42%	0.23%

$1.8	$0.5	$6.8	$33.2	$118.6	Foreclosed during period	$13.5	$6.7	$96.4	$2.0	$19.2	$8.3	$4.5	$1.2
1.2	0.7	3.9	6.2	9.3	In process of foreclosure	9.3	11.0	8.0	9.9	6.2	9.0	9.8	5.4
1.2	0.7	3.9	6.2	8.2	Included in sixty-day delinquencies	8.2	11.0	8.0	9.9	6.2	9.0	9.8	5.4
6.8	3.4	6.2	28.7	76.6	Net balance of restructured loans	76.6	65.9	62.1	31.3	28.7	28.9	23.2	10.4

					Reserve balances:
$2.4	$3.0	$6.8	$19.6	$36.1	Commercial mortgage loans, net	$36.1	$36.8	$27.1	$29.3	$19.6	$16.0	$15.3	$8.3